                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                   _____________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  December 17, 1997



                        GREEN TREE FINANCIAL CORPORATION
                     as originator of Home Improvement and
                         Home Equity Loan Trust 1997-C
                         -----------------------------
             (Exact name of registrant as specified in its charter)


                                   333-20335
         Delaware                  333-32669                    41-1859796
-------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                   (IRS employer
     of incorporation)           file number)               identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
-------------------------------------------------------------------------------
                     (Address of principal executive offices)


Registrant's telephone number, including area code:         (612) 293-3400
                                                     --------------------------




                               Not Applicable
-----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           On December 1, 1997, the Registrant sold approximately $835,000,000 of Certificates for Home Improvement and Home Equity Loans, Series 1997-E (the "Certificates"), evidencing beneficial ownership interests in Home Improvement and Home Equity Loan Trust 1997-E (the "Trust"). The Trust property consists primarily of a pool consisting of two sub-pools, one of which is comprised of home improvement contracts and promissory notes (the "Home Improvement Conracts") and the other of which is comprised of closed-end home equity loans (the "Home Equity Contracts"), including the right to receive payments due on the Contracts on and after the applicable Cut-off Date as described in the Pooling and Servicing Agreement dated December 1, 1997.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.

                                       2
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           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



               Exhibit No.   Description
               -----------   -----------

                    4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and First Trust National Association, as Trustee, dated as of December 1, 1997 (without Exhibits O-1, O-2, O-3 and P) creating a trust entitled Home Improvement and Home Equity Loan Trust 1997-E.

                    5.1 Opinion of Dorsey & Whitney LLP with respect to legality

                    8.1 Opinion and Consent of Dorsey & Whitney LLP with respect to tax matters.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GREEN TREE FINANCIAL CORPORATION

                                  as originator of Home Improvement
                                  and Home Equity Loan Trust 1997-E


                              By: /s/ Joel H. Gottesman
                                 ________________________________________
                                 Joel H. Gottesman
                                 Senior Vice President, General Counsel
                                 and Secretary


                                       3
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                               INDEX TO EXHIBITS



Exhibit Number                                                     Page
--------------                                                     ----

4.1    Pooling and Servicing Agreement between             Filed Electronically
       Green Tree Financial Corporation, as Seller and Servicer, and First Trust National Association, as Trustee, dated as of December 1, 1997 (without
       Exhibits O-1, O-2, O-3 and P) creating a trust entitled Home Improvement and Home Equity Loan
       Trust 1997- C

5.1    Opinion of Dorsey & Whitney LLP with respect        Filed Electronically
       to legality

8.1    Opinion and Consent of Dorsey & Whitney LLP         Filed Electronically
       with respect to tax matters.



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